EXHIBIT 10(e)

Amendment No. 1 to Employment Agreement
dated as of January 24, 2000 between
The Walt Disney Company and Robert A. Iger

     This Amendment No. 1, dated April 15, 2002 (“Amendment”), to that certain Employment Agreement, dated as of January 24, 2000 (“Employment Agreement”), between The Walt Disney Company (“Disney”) and Robert A. Iger (“Executive”).

     Disney and Executive hereby agree, in consideration of the mutual covenants contained herein, as follows:

     1. Effective as of the date hereof, Paragraph 1 of the Employment Agreement is hereby amended to read in its entirety as follows:

“Term.

The term of Executive’s employment hereunder commenced on and as of January 24, 2000, and shall expire on September 30, 2005, unless earlier terminated as hereinafter provided.”

     2. Except as set forth in Paragraph 1 hereof, the Employment Agreement shall remain in full force and effect in accordance with, and subject to, its terms and conditions.

     IN WITNESS WHEREOF, the parties have executed this Amendment on the date first above written.

THE WALT DISNEY COMPANY

By:	/s/ Michael D. Eisner	/s/ Robert A. Iger

Title:	Chairman and CEO	Robert A. Iger